                                                                    Exhibit 99.3



                             HUNTINGTON BANCSHARES
                                  INCORPORATED

                                     [LOGO]

                               THIRD QUARTER 2000
                                EARNINGS REVIEW
                                OCTOBER 17, 2000

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
FORWARD LOOKING STATEMENT DISCLOSURE
================================================================================

Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:

o        Changes in economic conditions

o        Movements in interest rates

o        Competitive pressures on product pricing and services

o        Success and timing of business strategies

o        The successful integration of acquired businesses

o        The nature, extent and timing of governmental actions and reforms

o        Extended disruption of vital infrastructure

[LOGO]

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THIRD QUARTER REVIEW OUTLINE                                              [LOGO]

================================================================================

     PETER GEIER, PRESIDENT AND COO

     MICHAEL MCMENNAMIN, CHIEF FINANCIAL OFFICER



         o        OVERVIEW AND FINANCIAL REVIEW

         o        Q & A

THIRD QUARTER OVERVIEW                                                    [LOGO]

================================================================================

     o        MANAGED LOAN GROWTH OF 9%
     o        AUTO LEASING CHARGE
     o        GROWTH IN TARGETED DEPOSIT PRODUCTS
     o        INSURANCE REVENUE UP 13%
              o        J. ROLFE DAVIS INSURANCE AGENCY ACQUISITION

KEY PERFORMANCE INDICATORS*                                               [LOGO]

================================================================================

                            3Q00                               3Q99
                            ----                               ----
EPS                        $ 0.33                             $ 0.41

ROA                          1.15%                              1.45%

ROE                         14.04%                             19.07%


* EXCLUDES AUTO LEASE SPECIAL CHARGE IN 3Q00

MANAGED LOAN GROWTH*                                                      [LOGO]

          AVERAGE BALANCE ($ BILLIONS)

                                           ANNUALIZED GROWTH
                                           -----------------
                                    3Q00        2Q00           3Q99
                                    -----       ----           ----
COMMERCIAL                          $ 6.5         (8)%            4%

REAL ESTATE                           3.5          4              4

AUTO LOAN / LEASE                     6.8         22             20

HOME EQUITY                           2.0         22             24

DIRECT CONSUMER                       3.2         18              9
                                    -----       ----           ----
       TOTAL MANAGED LOANS          $22.0          9%            10%
                                    =====       ====           ====



* ADJUSTED FOR THE IMPACT OF CREDIT CARD SALE, SECURITIZATIONS IN 2Q AND 3Q 2000 AND EMPIRE ACQUISITION

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NET INTEREST INCOME                                                       [LOGO]

          ($ IN MILLIONS)
================================================================================

KEY DRIVERS OF IMPROVEMENT                            CHANGE VS. 2Q00
--------------------------                            ---------------
     SECURITIZATIONS                                       $(4.5)

     ACQUISITIONS                                            3.4

     LOAN GROWTH                                             2.9

     OTHER                                                   1.2
                                                           -----

        CHANGE                                             $ 3.0
                                                           =====

NON-INTEREST INCOME                                                       [LOGO]

         ($ IN MILLIONS)
================================================================================



                                                     3Q00                  YEAR OVER YEAR*
                                                     ----                  ---------------
SERVICE CHARGES                                     $ 39.7                       (6)%

BROKERAGE/INSURANCE/TRUST                             28.8                       (1)

ELECTRONIC BANKING                                    11.2                       15

MORTGAGE BANKING                                       9.4                      (36)

OTHER                                                 21.2                       22
                                                    ------                      ---
       TOTAL NON-INTEREST INCOME                    $110.3                       (3)%
                                                    ======                      ===






* ADJUSTED FOR THE IMPACT OF CREDIT CARD SALE, SECURITIZATIONS IN 2Q AND 3Q 2000 AND EMPIRE AND JRD ACQUISITIONS

NON-INTEREST EXPENSE                                                      [LOGO]

         ($ IN MILLIONS)
================================================================================


                                                      3Q00              YEAR OVER YEAR*
                                                      ----              ---------------
PERSONNEL & RELATED COSTS                            $109.5                     3%

OCCUPANCY/EQUIPMENT                                    38.5                    16

OUTSIDE SERVICES/SUPPLIES                              20.4                     5

AMORTIZATION OF INTANGIBLES                            10.3                    (1)

MARKETING                                               8.6                    (6)

OTHER                                                  26.3                   (13)
                                                     ------                   ----
         TOTAL NON-INTEREST EXPENSE                  $213.6                     2%
                                                     ======                   ====






* ADJUSTED FOR THE IMPACT OF CREDIT CARD SALE, SECURITIZATIONS IN 2Q AND 3Q 2000 AND EMPIRE AND JRD ACQUISITIONS

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Graph entitled "Credit Quality" indicates:

* coverage of non-performing assets moving from 316% in the third quarter of 1999, to 307% in the second quarter of 2000, to 327% in the third quarter of 2000, and

*decreasing non-performing asset ratio (percent of non-performing assets to total loans plus other real estate) decreasing from .47% in the third quarter of 1999, to .46% in the second quarter of 2000, to .44% in the third quarter of 2000.








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NET CHARGE-OFFS SUMMARY                                                   [LOGO]

================================================================================

ON A MANAGED BASIS
------------------

                              3Q00             2Q00              3Q99
                              ----             ----              ----
       COMMERCIAL             0.24%            0.15%             0.18%

       CONSUMER*              0.68             0.46              0.44

       REAL ESTATE            0.07             0.03              0.09

                  TOTAL       0.45             0.30              0.30


* RE-STATED FOR CREDIT CARD SALE







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CONSUMER CHARGE-OFFS                                                      [LOGO]

================================================================================

ON A MANAGED BASIS
------------------


                                     3Q00            2Q00             3Q99
                                     ----            ----             ----
       INDIRECT                      1.09%           .68%             .68%

       INSTALLMENT                    .54            .46              .53

       PCL                            .33            .25              .24

       VEHICLE LEASE                  .80            .57              .36

       RESIDENTIAL R/E                .05            .03              .09










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                                                                          [LOGO]
================================================================================

                                [LOGO] HUNTINGTON

                        BANKING. INVESTMENTS. INSURANCE.
















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